                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/        Preliminary Proxy Statement
/ /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
           BY RULE 14A-6(E)(2))
/ /        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Section 240.14a-11(c) or
           Section 240.14a-12

                ULTIMATE ELECTRONICS, INC.
-----------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

        ALAN E. KESSOCK, CHIEF FINANCIAL OFFICER
-----------------------------------------------------------------------
                (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to whom transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           ULTIMATE ELECTRONICS, INC.
                         321 WEST 84TH AVENUE, SUITE A
                            THORNTON, COLORADO 80260

May 14, 2001

To Our Stockholders:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Ultimate Electronics, Inc. (the "Company") to be held on Thursday, June 21, 2001 at the Company's corporate office, 321 West 84th Avenue, Suite A, Thornton, Colorado at 8:30 a.m., Mountain Daylight Time.

    At the Annual Meeting, the Stockholders will:

    1. Elect two persons to serve as Class I directors of the Company to hold office until their terms expire in 2004 or until their respective successors are elected;

    2. Vote to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares from 25,000,000 to 50,000,000, of which the number of shares of common stock, each with a par value of $.01, shall be increased from 15,000,000 to 40,000,000 and the number of shares of preferred stock, each with a par value of $.01, shall remain at 10,000,000.

    3. Ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current year; and

    4. Transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    Enclosed is a Notice of the Annual Meeting and a Proxy Statement. You are urged to read these documents carefully. A proxy card is also enclosed for your convenience. Please sign, date and return the proxy card promptly.

    Your Board strongly supports and recommends these actions. Accordingly, we request that you vote in favor of all proposals. Thank you for your consideration.

                                          Sincerely,

                                          [SIGNATURE]

                                          William J. Pearse,
                                          CHAIRMAN OF THE BOARD

                           ULTIMATE ELECTRONICS, INC.
                         321 WEST 84TH AVENUE, SUITE A
                            THORNTON, COLORADO 80260

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 21, 2001

TO THE STOCKHOLDERS OF ULTIMATE ELECTRONICS, INC.:

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 21, 2001 at 8:30 a.m., Mountain Daylight Time, at the Company's corporate office, 321 West 84th Avenue, Suite A, Thornton, Colorado. At the meeting, stockholders will be asked to consider and vote upon:

    1. The election of two persons to serve as Class I directors of the Company to hold office until their terms expire in 2004 or until their respective successors are elected;

    2. An amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares from 25,000,000 to 50,000,000, of which the number of shares of common stock, each with a par value of $.01, shall be increased from 15,000,000 to 40,000,000 and the number of shares of preferred stock, each with a par value of $.01, shall remain at 10,000,000;

    3. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year; and

    4. Any other business as may properly come before the meeting or any postponements or adjournments thereof.

    This Notice, the accompanying Proxy Statement and proxy card are first being sent to stockholders of the Company on or about May 21, 2001

                                          By order of the Board of Directors,

                                          [SIGNATURE]

                                          Alan E. Kessock,
                                          SECRETARY

Thornton, Colorado
May 14, 2001

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                           ULTIMATE ELECTRONICS, INC.
                         321 WEST 84TH AVENUE, SUITE A
                            THORNTON, COLORADO 80260

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 21, 2001

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Ultimate Electronics, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, June 21, 2001 at 8:30 a.m., Mountain Daylight Time, at the Company's corporate office, 321 West 84th Avenue, Suite A, Thornton, Colorado, and at any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's Common Stock on or about May 21, 2001.

PURPOSES OF THE ANNUAL MEETING

    At the Annual Meeting, holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock"), will be asked to consider and vote upon the following matters:

    1. The election of two persons to serve as Class I directors of the Company to hold office until their terms expire in 2004 or until their respective successors are elected;

    2. An amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares from 25,000,000 to 50,000,000, of which the number of shares of common stock, each with a par value of $.01, shall be increased from 15,000,000 to 40,000,000 and the number of shares of preferred stock, each with a par value of $.01, shall remain at 10,000,000;

    3. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the current year; and

    4. Any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

RECORD DATE; QUORUM; VOTE REQUIRED

    The Board has fixed the close of business on May 8, 2001 as the record date for determination of the stockholders entitled to notice of, and to vote at, the
Annual Meeting (the "Record Date"). As of the Record Date,   shares of Common
Stock were issued, outstanding and entitled to vote. The presence, either in person or by properly executed proxy, of the holders of not less than one-third of the outstanding shares of Common Stock as of the Record Date is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each proposal that may properly come before the Annual Meeting. Directors are elected by a plurality of the votes of the shares entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting. The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to approve the amendment to the Company's Amended and Restated Certificate of Incorporation, as set forth in Proposal Two. The affirmative vote of a majority of the shares of Common Stock represented in person or by properly executed proxy at the Annual Meeting is required for the ratification of the appointment of the independent auditors, as set forth in Proposal Three. There is no cumulative voting in the election of directors.

PROXIES

    All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies.

    If no instructions are indicated, such proxies will be voted FOR the approval of the election of the two nominees as directors of the Company, FOR the amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized capital stock of the Company from 25,000,000 shares to 50,000,000 shares, of which the shares of common stock shall be increased from 15,000,000 to 40,000,000 and the number of shares of preferred stock shall remain at 10,000,000, and FOR the ratification of the appointment of Ernst & Young LLP. Although the Company has no reason to believe that either of the nominees will be unwilling or unable to serve as a director, if either of the nominees is not available for election, properly executed proxies will be voted for the election of such substitute nominees as may be designated by the Board.

    Any stockholder present (including broker non-votes) at the Annual Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists. With respect to the approval of Proposals One and Three, abstentions will have the same effect as a vote against the nominee or proposal and broker non-votes will have no effect on the proposals (except for purposes of determining whether a quorum is present at the Annual Meeting). With respect to the approval of Proposal Two, abstentions and broker non-votes will have the same effect as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    Any proxy may be revoked at any time before it is voted by (i) written notice to the Secretary of the Company, (ii) receipt of a proxy properly signed and dated subsequent to an earlier proxy, or (iii) request in person at the Annual Meeting. If not revoked, the shares of Common Stock represented by a properly executed proxy will be voted according to the proxy. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

    The enclosed proxy is being solicited by the Board of Directors of the Company on behalf of the Company. The cost of the solicitation shall be borne by the Company. In addition to solicitation by mail, the officers, directors and employees of the Company may solicit proxies in person or by telephone, electronic mail or facsimile transmission. Although no compensation will be paid for such solicitation of proxies, the Company may also request banks and brokers to solicit their customers who have a beneficial ownership interest in the Company's Common Stock, registered in the names of nominees. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses. The Company will also bear the entire cost of the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders.

    The Company's Annual Report to Stockholders containing the Company's financial statements for the fiscal year ended January 31, 2001 is being mailed to the Stockholders with this Proxy Statement. The Annual Report does not constitute a part of the proxy soliciting material.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    The Board has nominated for election at the Annual Meeting Alan E. Kessock and Robert W. Beale to serve as Class I directors of the Company until their terms expire in 2004 or until their respective successors are elected.
Messrs. Kessock and Beale have each consented to being named as a nominee. Both of the nominees are currently directors of the Company. Biographical information regarding each nominee is set forth under "--Biographical Information; Directors Standing for Election-Class I."

    Directors are elected by a plurality of the votes of the shares entitled to vote in the election and, present, in person or by proxy, at the Annual Meeting.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
                   TWO NOMINEES TO SERVE AS CLASS I DIRECTORS

    It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that either nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that either nominee named below is unable to serve as a director, the proxy holders named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

    The Board consists of three classes of directors, designated as Class I, Class II and Class III, respectively. Each class serves for a three-year term ending in successive years. On March 12, 2001, the Board increased the authorized number of directors from six to seven. The Class I directors, whose terms will expire at the 2001 Annual Meeting, are Alan E. Kessock and Robert W. Beale. The Class II directors, whose terms will expire at the 2002 Annual Meeting, are David J. Workman, Randall F. Bellows and Larry D. Strutton, who the Board appointed to a newly created directorship on March 12, 2001 in accordance with Delaware law and the Company's Amended and Restated Certificate of Incorporation and Bylaws. The Class III directors, whose terms expire at the 2003 Annual Meeting, are William J. Pearse and J. Edward McEntire. Vacancies on the Board may be filled by the affirmative vote of a majority of the remaining directors then in office. A director elected to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the full term of the new directorship or of the remainder of the term of the class of directors in which the vacancy occurred.

DIRECTORS AND EXECUTIVE OFFICERS

    The Company's directors and executive officers are as follows:

                                                                               SERVED AS
                                                                               OFFICER OR     CLASS/YEAR IN WHICH
NAME                     AGE                      POSITION                   DIRECTOR SINCE      TERM EXPIRES
----                   --------   ----------------------------------------   --------------   -------------------
William J. Pearse....     59      Chairman of the Board, Founder                  1968        Class III/2003
                                  and Director

J. Edward McEntire...     57      Chief Executive Officer and Director            1993        Class III/2003

David J. Workman.....     44      President, Chief Operating                      1985        Class II/2002
                                  Officer and Director

Alan E. Kessock......     41      Senior Vice President--Finance and              1988        Class I/2001
                                  Administration, Chief Financial Officer,
                                  Secretary, Treasurer and Director

Neal A. Bobrick......     40      Senior Vice President--Sales and                1992        Not applicable
                                  Store Operations

Robert W. Beale......     64      Director                                        1993        Class I/2001

Randall F. Bellows...     72      Director                                        1995        Class II/2002

Larry D. Strutton....     60      Director                                        2001        Class II/2002

    All executive officers hold office at the discretion of the Board.

BIOGRAPHICAL INFORMATION

                    DIRECTORS STANDING FOR ELECTION--CLASS I

    ALAN E. KESSOCK. Mr. Kessock is the Company's Senior Vice President of Finance and Administration, Chief Financial Officer and has been Secretary and Treasurer and a director of the Company since April 1993. He was the Company's Vice President of Finance and Administration from 1988 to 1999. Mr. Kessock joined the Company in 1985 as Controller. Prior to joining the Company, he worked two years with the accounting firm of KPMG Peat Marwick and two years with American Home Video Corporation. Mr. Kessock is currently a member of the Colorado Society of CPAs, and taught a national CPA review course from 1983 until 1991.

    ROBERT W. BEALE.  Mr. Beale has been a director of the Company since
April 1993 and is the President of Beale International, a management consulting firm specializing in mid-sized businesses. Mr. Beale was formerly the Chief Executive Officer and founder of Management Design Associates, a national management consulting firm. He was also an employee of IBM in the marketing division, and a consultant on the staff of Deloitte & Touche.

                         DIRECTORS CONTINUING IN OFFICE
               CLASS II--TERM EXPIRES AT THE 2002 ANNUAL MEETING

    DAVID J. WORKMAN. Mr. Workman is the Company's President and Chief Operating Officer. He has been a director since 1993. He was promoted to Executive Vice President and General Manager in 1991 and then to President and Chief Operating Officer in 1992. From 1985 until 1991, Mr. Workman worked with the Company as Vice President of Sales and Store Operations. He joined the Company in 1979 as a sales consultant and was promoted to store manager in 1982. Mr. Workman was part owner of Dakota Sight and Sound from 1976 until 1979.

    RANDALL F. BELLOWS. Mr. Bellows became a director of the Company in January 1995. Mr. Bellows was a co-founder of Cobe Laboratories, Inc. in 1965. He served as an Executive Vice President of Cobe Laboratories from 1965 until its acquisition by Gambro A.B. in 1990 and as a director until 1995.
Mr. Bellows has also served as a director of Scimed Life Systems, Inc. from 1992 to the present. Scimed Life Systems, Inc. was acquired by Boston Scientific Corp. in February 1996. Mr. Bellows served as a director for Boston Scientific Corp. until May 1999.

    LARRY D. STRUTTON. Mr. Strutton became a director of the Company in March 2001. Mr. Strutton was the Publisher and Chief Executive Officer of the Rocky Mountain News from 1990 until his retirement in 2001. He also served as President of the Rocky Mountain News from 1990 to 1997. Prior to joining the Rocky Mountain News in 1990, Mr. Strutton held various executive positions with the Baltimore Sun, Times-Mirror and Detroit Free Press. Mr. Strutton currently serves on the Board of the Metro State College Foundation and has served on the Board of the Denver Convention & Visitor Center. Mr. Strutton has a B.S. in Business Management from Metro State College and is a graduate from the Harvard Advanced Management Program.

               CLASS III--TERM EXPIRES AT THE 2003 ANNUAL MEETING

    WILLIAM J. PEARSE. Mr. Pearse is Chairman of the Board and has been an officer and director of Ultimate Electronics since he founded the Company with his wife, Barbara, in 1968. Mr. Pearse is a founding member and former president of the Progressive Retailers' Organization, a current member of the Chief Executives Organization, a former member and chairman of the Rocky Mountain Young Presidents Organization and presently serves on various private corporate and charitable boards.

    J. EDWARD MCENTIRE. Mr. McEntire was promoted to Chief Executive Officer of the Company and elected a director in August of 1997. Mr. McEntire had previously held the position of Vice President-Operations for the Company since February 1995. He was also a non-employee director of the Company from August 1993 to January 31, 1995. From 1993 to January 31, 1995, Mr. McEntire operated JEM Enterprises, a private investing and consulting firm. From 1991 until 1993, he was the President of the Regulatory Products Division of IHS Group, an information publishing company. From 1989 until 1991, Mr. McEntire was the Executive Vice President-Investor Services and, from 1981 until 1988, was the Group Vice President of Standard & Poor's Corporation.

                            OTHER EXECUTIVE OFFICERS

    NEAL A. BOBRICK. Mr. Bobrick is Senior Vice President of Sales and Store Operations of the Company. He was Vice President of Sales and Store Operations from 1992 to 1999. Mr. Bobrick joined the Company in 1981 as a sales consultant and was promoted to store manager in 1984. He was made Director of Sales in 1989. Mr. Bobrick has worked in the consumer electronics industry since 1979.

BOARD COMMITTEES AND MEETINGS

    The Board held four meetings during the fiscal year ended January 31, 2001. Each of the directors attended at least 75% of the Board meetings held during the fiscal year and at least 75% of the meetings of each committee on which he served. The Board has an Audit Committee and a Compensation Committee but does not have a Nominating Committee or any committee performing a similar function.

    COMPENSATION COMMITTEE. The Compensation Committee held one meeting during the fiscal year ended January 31, 2001. The Compensation Committee administers and grants awards to officers under the 2000 Equity Incentive Plan. It also makes recommendations to the Board concerning the annual salaries for senior management. The current members of the Compensation Committee are Messrs. Beale, Bellows and Strutton, who was appointed to the Compensation Committee in March 2001.

    AUDIT COMMITTEE. The Audit Committee held two meetings during the fiscal year ended January 31, 2001. In addition to its meetings, the Audit Committee meets periodically with representatives of the Company's independent auditors to review the general scope of audit coverage, including consideration of the Company's accounting practices and procedures and system of internal accounting controls, and to report to the Board with respect thereto. The Audit Committee also recommends to the Board the appointment of the Company's independent auditors. The current members of the Audit Committee are Messrs. Beale, Bellows and Strutton, who was appointed to the Audit Committee in March 2001.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and persons who beneficially own greater than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

    Based solely upon its review of copies of the Commission's Forms 3, 4 and 5 and amendments thereto submitted to it during the most recent fiscal year, the Company has identified the following persons who failed to file such forms on a timely basis with the Commission, as required by Section 16(a), during the most recent fiscal year or prior fiscal years. Mr. Beale filed a Form 5 report for the fiscal year ended January 31, 2001 reporting two transactions that should have been reported earlier on a Form 4. Mr. Bellows filed a late Form 4 for the month of August 2000 reporting three transactions.

COMPENSATION OF DIRECTORS

    The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as non-employee directors of the Company. The Company pays its non-employee directors $8,000 per year and reimburses each non-employee director for reasonable expenses in attending board meetings. Under the Company's 1997 Equity Incentive Plan and its successor, the 2000 Equity Incentive Plan, each non-employee director receives an annual automatic grant of 4,000 non-statutory options ("NSOs") for his or her Board service. The Company has three non-employee directors. Prior to the adoption of the 1997 Equity Incentive Plan and the 2000 Equity Incentive Plan, an aggregate of 20,000 shares of Common Stock had been reserved for issuance under the Company's non-employee Directors' Plan ("Directors' Plan") which was administered by the Board. The Company has outstanding options to purchase 12,000 shares of Common Stock under the Directors' Plan at exercise prices ranging from $2.75 per share to $12.88 per share, all of which were exercisable at January 31, 2001. Each option granted under the Directors' Plan expires ten years from the date of grant. Upon the termination of a director's status following his resignation, retirement or a change in control of the Company, options outstanding under the Directors' Plan will immediately become fully vested and exercisable for a period of three months. The Directors' Plan was discontinued and replaced by the 1997 Equity Incentive Plan, adopted at the 1997 Annual Meeting, which in turn was replaced by the 2000 Equity Incentive Plan, adopted at the 2000 Annual Meeting. As of January 31, 2001, the Company's non-employee directors have been granted options to purchase 16,000 shares of Common Stock under the automatic grant provisions of the 1997 Equity Incentive Plan and the 2000 Equity Incentive Plan, at exercise prices between $3.125 and $9.625 per share, 12,000 of which were exercisable at January 31, 2001. Stock options issued to non-employee directors under the 1997 Equity Incentive Plan and the 2000 Equity Incentive Plan vest in their entirety and become exercisable one year from the date of grant.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by the Company to its Chief Executive Officer, and its four most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus exceeded $100,000 for services rendered for the fiscal years ended January 31, 2001, 2000 and 1999 (together with the Chief Executive Officer, the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                              ------------
                                                                               LONG-TERM
                                                                              COMPENSATION
                                                    ANNUAL COMPENSATION        SECURITIES
NAME AND                              FISCAL    ---------------------------    UNDERLYING         ALL OTHER
PRINCIPAL POSITION                     YEAR     SALARY ($)    BONUS ($)(1)    OPTIONS (#)    COMPENSATION ($)(2)
------------------                   --------   -----------   -------------   ------------   -------------------
William J. Pearse .................    2001       275,000        133,363         --              --
  Chairman of the Board                2000       275,000        455,103         --              --
                                       1999       236,538        229,282         --              --

J. Edward McEntire ................    2001       325,000        143,005       30,000            --
  Chief Executive Officer              2000       325,000        494,486         --                   --
                                       1999       286,538        246,059         --                  784

David J. Workman ..................    2001       325,000        143,005         --              --
  President and Chief Operating        2000       300,000        474,795         --              --
  Officer                              1999       276,923        222,285         --                  737

Alan E. Kessock ...................    2001       190,000        116,971         --              --
  Senior Vice President-Finance and    2000       180,000        380,274         --              --
  Administration, Chief Financial      1999       165,000        153,910         --                  422
  Officer, Treasurer and Secretary

Neal A. Bobrick ...................    2001       190,000        116,971         --              --
  Senior Vice President-               2000       180,000        380,274         --              --
  Sales and Store Operations           1999       165,000        153,910         --                  422

------------------------

(1) Amounts reflect bonuses paid under the Company's bonus plans.

(2) Consists of the Company's contributions pursuant to the Company's 401(k) defined contribution plan.

    Under the Company's bonus plans, the executive officers of the Company may be awarded bonuses from an annual bonus pool, quarterly performance bonuses and discretionary bonuses determined by the Board. In fiscal 2001, the annual bonus pool was equal to $380,000 plus 14% of pretax earnings prior to any bonus accrual in excess of $23,800,000. In fiscal 2000, the annual bonus pool was equal to 15% of pretax earnings in excess of $2,230,000. In fiscal 1999, the annual bonus pool was equal to 15% of pretax earnings in excess of the previous fiscal year's pretax earnings. The parameters under the annual bonus pool are changed from year to year at the discretion of the Board.

OPTION GRANTS IN THE LAST FISCAL YEAR

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                           INDIVIDUAL GRANTS
                                  -------------------------------------------------------------------
                                                                                             POTENTIAL REALIZED
                                                                                              VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                                    STOCK
                                   NUMBER OF      % OF TOTAL                                 PRICE APPRECIATION
                                   SECURITIES    OPTIONS/SARS     EXERCISE                           FOR
                                   UNDERLYING     GRANTED TO       OR BASE                     OPTION TERM($)
                                  OPTIONS/SARS   EMPLOYEES IN       PRICE       EXPIRATION   -------------------
NAME                              GRANTED (#)    FISCAL YEAR      ($/SHARE)        DATE         5%        10%
----                              ------------   ------------   -------------   ----------   --------   --------
J. Edward McEntire..............     30,000          35.09%         18.75        2/9/2010    353,700    896,400

------------------------

(1) No other named executive officers were granted options during the fiscal year ended January 31, 2001.

FISCAL YEAR-END OPTION VALUES

    The following table sets forth information concerning option exercises by the named executive officers during the fiscal year ended January 31, 2001 and outstanding options held by the named executive officers as of January 31, 2001:

                                                          NUMBER OF SHARES        VALUE OF UNEXERCISED IN-THE-
                        NUMBER OF                      UNDERLYING UNEXERCISED        MONEY OPTIONS AT FISCAL
                          SHARES                             OPTIONS AT                       YEAR
                       ACQUIRED ON        VALUE          FISCAL YEAR END (#)                 END ($)
NAME                     EXERCISE      REALIZED($)    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE (1)
----                   ------------   -------------   -------------------------   -----------------------------
William J. Pearse....     12,300          342,541             22,500/    0                634,950/       0

J. Edward McEntire...      5,000          151,875           132,761/74,239             3,715,159/1,611,722

David J. Workman.....    126,274        3,102,422             1,162/22,564                 32,385/ 631,064

Alan E. Kessock......     20,000          507,609            43,179/16,821              1,213,034/ 470,301

Neal A. Bobrick......          0                0            71,308/21,531              2,011,300/ 608,850

------------------------

(1) Based on the price of the Company's common stock at January 31, 2001 of $31.25 per share.

EMPLOYMENT AGREEMENTS

    The Company currently has no employment agreements with any of its officers or employees. In June 1997, however, the Company entered into agreements (each an "Agreement") with each of William J. Pearse, J. Edward McEntire, David J. Workman, Alan E. Kessock and Neal A. Bobrick which establish the terms of the employment of such individuals with the Company in the event of a change in control of the Company, as defined in the Agreements. In the event of any such change in control, or the termination of any such executive's employment in anticipation of a change in control, each executive would, pursuant to the terms of his Agreement, have the right to remain employed by the Company for a period of three years from the date of the change in control, at a level of responsibility and compensation commensurate with his individual responsibilities and compensation in place prior to the change in control. If an executive's employment following a change in control is terminated by the Company for any reason other than cause (as defined in the Agreements) or disability, or the executive terminates his employment because the Company has violated the provision of its Agreement with such executive or because of certain other specified events, the Company is obligated to pay the executive in a cash lump sum, within five days following such termination, all salary and deferred or accrued compensation due the executive, a prorated annual bonus for the portion of the fiscal year for which the executive was employed and two additional years' salary and annual bonus, with the bonus to be based upon the higher of the preceding years' bonus and the annualized bonus for the year in which termination occurs. In the event of any such termination, all options and restricted stock held by the executive also vest in full, and all options remain exercisable for a period of twelve months following termination.

    Four of the Company's executive officers, J. Edward McEntire, David J. Workman, Alan E. Kessock and Neal A. Bobrick, have each also entered into non-compete agreements with the Company. Each agreement provides that none of Messrs. McEntire, Workman, Kessock or Bobrick, as the case may be, will work for any competitor in particular geographic areas for two years after he voluntarily leaves, or is terminated for cause by, the Company.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

    The Company's executive compensation program is administered by the Compensation Committee of the Board. Robert Beale and Randall Bellows, the Committee's only members for the fiscal year ended January 31, 2001, are non-employee directors. The Committee recommends the compensation of all executive officers of the Company to the Board, including the compensation of the executive officers named in the Summary Compensation Table. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

    COMPENSATION PROGRAMS. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, a bonus plan and an employee stock option plan.

    BASE SALARY. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other retail companies. Individual salaries were again this year determined by considering (i) the officer's performance as measured against objectives set for such officer for the year and (ii) the Company's performance as measured against certain corporate objectives, such as increases in comparable store sales that exceed increases experienced by competitors, meeting or exceeding budget and overall profitability of the Company as compared to peers in the industry.

------------------------

(1) Larry D. Strutton was appointed to the Compensation Committee in March 2001 and did not participate in the Compensation Committee's activities for the fiscal year ended January 31, 2001.

    BONUS PLAN. The Company's bonus program is tied closely to Company performance, which the Board believes leads to overall increases in stockholder value. Pursuant to the Company's fiscal 2001 annual bonus plan, pretax earnings prior to any bonus accrual exceeded $21,985,000 and, as a result, automatic annual bonuses were paid to the Company's executives.

    LONG-TERM INCENTIVE COMPENSATION. The Company's executive compensation program also includes long term incentives, including stock options. In fiscal 1999, the Committee granted an aggregate of 139,700 stock options to selected individuals employed by the Company. None of those options were granted to any member of the executive management team. In fiscal 2000, the Committee granted an aggregate of 104,000 stock options to selected individuals employed by the Company. None of those options were granted to any member of the executive management team. In fiscal 2001, the Committee granted an aggregate of 77,500 stock options to selected individuals employed by the Company. Of those granted, 30,000 were to J. Edward McEntire, the Chief Executive Officer. The Committee periodically has awarded in the past and plans to award in the future, stock options to a broad spectrum of employees based on continuing progress of the Company and improvements in individual performance.

                                          COMPENSATION COMMITTEE OF ULTIMATE
                                          ELECTRONICS, INC.
                                          Robert W. Beale
                                          Randall F. Bellows

AUDIT COMMITTEE REPORT(2)

    The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, subject to Regulation 14A or 14C promulgated by the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

    In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2001, the Audit Committee met two times. In addition to those meetings, the Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2001 with the Company's Chairman of the Board, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The Audit Committee Charter is attached to this Proxy Statement as Appendix A.

    The Audit Committee has also reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for 2001 with Ernst & Young LLP, the Company's independent auditors. The Audit Committee discussed with Ernst & Young LLP matters required to be discussed by the Statements on Auditing Standards No. 61, Communication with Audit Committees, and No. 90, Audit Committee Communications, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP the independence of such auditors. The Audit Committee considered whether the auditor's provision for non-audit service is compatible with independence and concluded that the services rendered to the Company by its auditors are compatible with maintaining the principal accountant's independence.

------------------------

(2) Larry D. Strutton was appointed to the Audit Committee in March 2001 and did not participate in the Audit Committee's activities for the fiscal year ended January 31, 2001.

    Based on the above-referenced review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001 and that Ernst & Young LLP be selected as the Company's independent auditors for the fiscal year ending January 31, 2002.

                                          AUDIT COMMITTEE OF ULTIMATE
                                          ELECTRONICS, INC.
                                          Robert W. Beale
                                          Randall F. Bellows

PERFORMANCE GRAPH

    The following graph provides a comparison of the cumulative total return for the Nasdaq U.S. Stock Market Index, the Nasdaq Retail Trade Stocks Index and the Company since January 31, 1996.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ULTIMATE ELECTRONICS, INC. INDEX  NASDAQ U.S. STOCK MARKET INDEX  NASDAQ RETAIL TRADE STOCKS INDEX
January 31, 1996                           $100.00                         $100.00                           $100.00
January 31, 1997                            $42.86                         $131.11                           $123.00
January 31, 1998                            $47.29                         $154.76                           $143.52
January 31, 1999                           $129.43                         $242.08                           $175.48
January 31, 2000                           $248.21                         $371.33                           $146.40
January 31, 2001                           $446.43                         $265.43                           $110.87

    - $100 invested January 31, 1996 in the Company's Stock or in the index indicated, including reinvestment of dividends.

    Corresponding index values and Common Stock price values are given below. The dates in such table are used because they correspond with the last trading day of the Company's fiscal years.

LAST TRADING DAY OF    ULTIMATE ELECTRONICS, INC.   NASDAQ U.S. STOCK   NASDAQ RETAIL TRADE   ULTIMATE ELECTRONICS, INC.
FISCAL YEAR ENDED                INDEX                MARKET INDEX         STOCKS INDEX          CLOSING STOCK PRICE
-------------------    --------------------------   -----------------   -------------------   --------------------------
January 31, 1996.....            100.00                  100.00                100.00                     7.00
January 31, 1997.....             42.86                  131.11                123.00                     3.00
January 31, 1998.....             47.29                  154.76                143.52                     3.31
January 31, 1999.....            129.43                  242.08                175.48                     9.06
January 31, 2000.....            248.21                  371.33                146.40                    17.38
January 31, 2001.....            446.43                  265.43                110.87                    31.25

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth information as of April 25, 2001 regarding beneficial ownership of the Company's Common Stock by (i) each person or group of persons known by the Company to own beneficially five percent (5%) or more of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. All information is taken from or based upon ownership filings made by such persons with the Commission or upon information provided by such persons to the Company. Unless otherwise indicated, the stockholders listed below have sole voting and investment power with respect to the shares reported as owned.

NAME AND ADDRESS OF                                           AMOUNT AND NATURE OF
BENEFICIAL OWNER (1)                                          BENEFICIAL OWNERSHIP   PERCENT OF CLASS
--------------------                                          --------------------   ----------------
William J. and Barbara A. Pearse (2)........................        1,892,990              17.24%
Various family trusts of William and Barbara Pearse (3).....          906,810               8.28%
J. Edward McEntire (4)......................................          158,032               1.42%
David J. Workman (5)........................................           92,066                  *
Alan E. Kessock (6).........................................           55,489                  *
Neal A. Bobrick (7).........................................           74,071                  *
Robert W. Beale (8).........................................           22,000                  *
Randall F. Bellows (9)......................................           20,000                  *
Larry D. Strutton...........................................                0                  *
All directors and officers as a group (8 persons)...........        2,314,648              20.52%

STOCKHOLDERS
FMR Corp. (10)..............................................        1,636,900              14.99%
Mellon Financial Corporation (11)...........................          790,267               7.23%
Gilder, Gagnon, Howe & Co. LLC (12).........................          567,250               5.20%

------------------------

*   less than 1%.

 (1) The address of each such persons, unless otherwise noted, is c/o Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton, Colorado 80260. The percentage of shares owned is based on 10,956,065 shares outstanding as of April 25, 2001. In presenting shares beneficially owned and in calculating each holder's percentage ownership, only options exercisable by such person within sixty days of April 25, 2001 and not options exercisable by any other person are deemed to be outstanding.

 (2) Includes 22,500 shares underlying stock options exercisable within sixty days of April 25, 2001. Excludes shares held by various family trusts of William J. and Barbara A. Pearse.

 (3) Mr. Thomas Hoffman, SKB Business Services, 6530 South Yosemite, Englewood, Colorado 80111, is the trustee of the various family trusts with sole voting and dispositive power over the shares held in the trusts.

 (4) Includes 144,732 shares underlying stock options exercisable within sixty days of April 25, 2001.

 (5) Includes 4,039 shares underlying stock options exercisable within sixty days of April 25, 2001.

 (6) Includes 45,152 shares underlying stock options exercisable within sixty days of April 25, 2001.

 (7) Includes 73,281 shares underlying stock options exercisable within sixty days of April 25, 2001.

 (8) Includes 22,000 shares underlying stock options exercisable within sixty days of April 25, 2001.

 (9) Includes 10,000 shares underlying stock options exercisable within sixty days of April 25, 2001.

 (10) According to information on Schedule 13G/A filed with the SEC on February 14, 2001, FMR Corp., a holding company, located at 82 Devonshire Street, Boston, Massachusetts 02109, holds 1,636,900 shares of Company Common Stock.

 (11) According to information on Schedule 13G filed with the SEC on January 22, 2001, Mellon Financial Corporation, a holding company, located at One Mellon Center, Pittsburgh, Pennsylvania 15258, holds 790,267 shares of Company Common Stock.

 (12) According to information on Schedule 13G filed with the SEC on February 6, 2001, Gilder, Gagnon, Howe & Co., LLC, a broker or dealer registered under Section 15 of the Exchange Act, organized under the laws of the state of New York, located at 1775 Broadway, 26th Floor, New York, New York 10019, holds 567,250 shares of Company Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company entered into a lease agreement with William J. and Barbara A. Pearse (the "Lessors") on April 1, 1989 for the lease of the Company's store in Colorado Springs, Colorado. The lease was for a term of 10 years and three months and expired on April 30, 1999. The Company renewed the lease on the property for 2 years at an annual base rent of $122,400 with a six-month notice of termination. The Company has extended the lease for one-year periods and the lease can be cancelled by the Company with 12 month notice to the landlord. The Company paid $122,400 in lease payments during fiscal 2001 for the property. In addition, the Company is responsible for all real property taxes and insurance premiums on the property.

    The Company entered into a lease agreement with the Lessors on October 13, 1989 for the lease of the Company's store in Fort Collins, Colorado. The lease is for a term of 15 years, commencing on April 1, 1990, at an annual base rent of $120,000. Effective April 1, 1992, the rent increases annually at a rate equal to the lesser of (i) $6,000 or (ii) an amount based upon the increase, if any, over the prior year in the DCPI. The Company paid $153,798 in lease payments during fiscal 2001 for the property. The Company is also responsible for all real property taxes and insurance premiums on the property.

    During the fiscal year ended January 31, 2001, the Company purchased land and constructed a retail building in a new location in Colorado Springs. The new store opened in November 2000. In February 2001, the Company sold the land and the building to an entity controlled by William J. and Barbara A. Pearse at no gain or loss to the Company. The Company also entered into a lease for a term of 15 years at an annual base rent of $427,500. Effective March 1, 2006 and March 1, 2011, the annual base rent increases to $470,265 and $517,272, respectively. The Company is responsible for all real property taxes and insurance premiums on the property.

    Although the Company did not obtain independent appraisals in connection with these transactions, the Company believes that the terms of all of the foregoing transactions were comparable to the terms that the Company would have reached with independent third parties. All future transactions with the Lessors or any other affiliate of the Company will be subject to the approval of the Company's disinterested directors and will be on terms believed by such directors to be no less favorable to the Company than those available from unaffiliated third parties.

    William J. Pearse III, the son of William J. and Barbara A. Pearse, is employed by the Company as Vice President-Marketing. His compensation (salary and bonus) in fiscal 2001 was $197,907. Daniel N. Workman, the brother of David
J. Workman, is employed by the Company as a Regional Sales Manager. His compensation (salary and bonus) in fiscal 2001 was $177,448.

         PROPOSAL 2--AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE
                 OF INCORPORATION TO INCREASE AUTHORIZED SHARES

    The Company's Amended and Restated Certificate of Incorporation authorizes the issuance of 25,000,000 shares, of which 15,000,000 are shares of Common Stock, each with a par value of $.01, and 10,000,000 are shares of Preferred Stock, each with a par value of $.01. The Board is requesting shareholder approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of shares authorized for issuance from 25,000,000 to 50,000,000, of which the number of shares of Common Stock shall be increased from 15,000,000 to 40,000,000 and the number of shares of preferred stock shall remain at 10,000,000. On March 12, 2001, the Board approved the proposed amendment to the Company's Amended and Restated Certificate of Incorporation.

PURPOSE AND EFFECT OF THE AMENDMENT

    The general purpose and effect of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation will be to authorize 25,000,000 additional shares of Common Stock for a total of 50,000,000 authorized shares, of which 40,000,000 will be Common Stock and 10,000,000 will be Preferred Stock. As of April 25, 2001, 10,956,065 shares of the Company's Common Stock and no shares of its Preferred Stock were issued and outstanding. Of the remaining 4,043,935 authorized but unissued shares of Common Stock, the Company has reserved 701,419 shares in connection with the possible exercise of outstanding options, 322,500 shares available for grants under the Company's equity incentive plan, and 400,000 shares available for purchase under the Company's employee stock purchase plan.

    The Board believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, grants of stock options, payments of stock dividends, stock splits or other recapitalizations. The Board has therefore approved this proposal and is recommending it unanimously to the stockholders. If the proposal is approved at the Annual Meeting, the Board will consider, when deciding whether to issue additional shares of Common Stock, the price obtainable, dilution to existing shareholders, potentially increased liquidity of the Company's Common Stock, the extent of the need for additional financing to fund the Company's growth, and the terms and availability and alternative sources of financing, among other factors.

    Except in connection with the reserved shares described above, the Company currently has no arrangements or understandings for the issuance of additional shares of the Company, although opportunities for equity financings and acquisitions could arise at any time. If the Board deems it to be in the best interest of the Company and the stockholders to issue additional shares of the Company in the future, the Board generally will not seek further authorization by vote of the stockholders, unless such authorization is otherwise required by law or regulations.

    The increase in the number of authorized shares of the Company could have an anti-takeover effect. If the Company's Board desired to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

    The affirmative vote of a majority of the outstanding shares of Common Stock will be required for approval of the amendment to the Company's Amended and Restated Articles of Incorporation.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
             AMENDMENT TO INCREASE THE COMPANY'S AUTHORIZED SHARES.

        PROPOSAL 3--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The firm of Ernst & Young LLP served as independent auditors of the Company for the year ended January 31, 2001. Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to serve for the current fiscal year ending January 31, 2002. The Board of Directors is requesting ratification by the stockholders of Ernst & Young LLP's appointment. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will be available to respond to any questions that might arise.

    In the event this proposal is defeated, the vote will be considered as a direction to the Board of Directors to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of a fiscal year, Ernst & Young LLP's appointment for the 2002 fiscal year will be permitted to stand unless the Board of Directors finds other reasons for making a change.

    Services to be performed by Ernst & Young LLP for the 2002 fiscal year will include, among other things, audit of annual statements, limited reviews of quarterly financial information and consultation in connection with various financial reporting, accounting and tax matters.

    Ratification of Ernst & Young LLP's appointment requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote.

           THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

    INDEPENDENT AUDITORS

    GENERAL. Ernst & Young LLP served as independent auditors for the purpose of auditing the Company's consolidated financial statements for the fiscal year ended January 31, 2001 and will continue to serve as the Company's independent auditors for the fiscal year ending January 31, 2002.

    AUDIT FEES. The aggregate fees billed for professional services rendered by Ernst & Young LLP for its audit of the Company's annual financial statements for the year ended January 31, 2001, and its review of the financial statements included in the Company's Forms 10-Q for that year, and all other related audit fees were $142,000. Fees for the last annual audit were $101,000 and all other audit related fees were $31,000. Audit related services generally include fees for pension audits, business acquisitions, accounting consultations, SEC registration statements.

    FINANCIAL INFORMATION SYSTEMS AND IMPLEMENTATION FEES. There were no fees for professional services for financial information systems design or implementation rendered by Ernst & Young LLP to the Company for the fiscal year ended January 31, 2001.

    ALL OTHER FEES. The aggregate fees billed to the Company for all other services rendered by Ernst & Young LLP for the year ended January 31, 2001 were $81,000. These fees related primarily to the preparation and review of the Company's income tax returns and related consultations.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    Stockholders may submit proposals on matters appropriate for stockholder action at the Company's 2002 Annual Meeting. Such proposals must be received by the Company not later than January 21, 2002 to be considered for inclusion in the proxy statement and proxy relating to the 2002 Annual Meeting of Stockholders. Any such proposals should be addressed to: Corporate Secretary, Ultimate Electronics, Inc., 321 West 84th Avenue, Suite A, Thornton, Colorado 80260.

    Shareholder proposals for the 2002 Annual Meeting of Stockholders that are submitted to the Company prior to April 5, 2002 may, at the discretion of the Company, be voted on at the 2002 Annual Meeting of Stockholders. All proposals received after April 5, 2002 will be considered untimely.

                                 OTHER MATTERS

    The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons

    Unless contrary instructions are indicated on a proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the described proposals. If other matters are presented properly to the stockholders for action at the Meeting and or postponements or adjournments thereof, then the proxy holders named in the proxy intend to vote in their discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

                                                                      APPENDIX A

                           ULTIMATE ELECTRONICS, INC.
                         CHARTER OF THE AUDIT COMMITTEE

PURPOSE:

    The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of ULTIMATE ELECTRONICS, INC. a Delaware corporation (the "Company") shall be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board's attention.

COMPOSITION:

    Except as discussed herein, the Committee shall be comprised of three or more "independent" members of the Board, each of whom is able to read and understand fundamental financial statements and at least one of whom has past employment experience in finance or accounting, is a certified accountant, or has other comparable experience, including a current or past position as chief executive, financial officer or other senior officer with financial oversight responsibilities. A member of the Board is independent only if he or she has no relationship to the Company that may interfere with the exercise of his or her independent judgment. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

FUNCTIONS AND AUTHORITY:

    The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

 1. To recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

 2. To receive a formal written statement from the Company's independent auditors delineating all relationships between the auditors and the Company.

 3. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

 4. To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as stockholder representatives, and that the Committee has a responsibility to select, evaluate, and where appropriate, replace the independent auditors.

 5. To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenues in financial statements.

 6. To review, as necessary and applicable, new and proposed releases and pronouncements by the Financial Accounting Standards Board (FASB), the American Institute of Certified Public Accountants (AICPA) and the Securities and Exchange Commission (SEC) that may affect current or future financial statements or other disclosures in financial reports.

 7. To meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures.

 8. To provide a report in the Company's annual meeting proxy statement and the Company's Form 10-K stating whether the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company's audited financial statements with the Company's management, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

 9. To instruct the independent auditors that the independent auditors shall discuss the Company's financial results with the Committee and the Company's management prior to the filing of a Form 10-Q.

 10. To assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner.

 11. To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

 12. To review the Company's balance sheet, profit and loss statements and statements of cash flows and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period.

 13. To review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors.

 14. To consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

 15. To determine, as regards to new transactions or events, the auditor's reasoning in determining the appropriateness of the accounting principles and disclosure practices adopted by management.

 16. To assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

 17. To disclose in the Company's annual meeting proxy statement whether the Committee has a written charter, and to file the Committee's Charter every three years in the Company's annual meeting proxy statement.

 18. To review and update the Committee's Charter annually.

 19. To investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliates of the foregoing.

 20. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS:

    The Committee will hold at least two regular meetings per year and additional meetings as the Chairman or Committee deems appropriate. The chief executive officer or chief accounting officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

MINUTES AND REPORTS:

    Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

                             ULTIMATE ELECTRONICS, INC.

                           ANNUAL MEETING OF STOCKHOLDERS

                                   JUNE 21, 2001
                                     8:30 A.M.

                             ULTIMATE ELECTRONICS, INC.
                           321 WEST 84TH AVENUE, SUITE A
                             THORNTON, COLORADO 80260









       ULTIMATE ELECTRONICS, INC.
       321 WEST 84TH AVENUE, SUITE A
       THORNTON, COLORADO 80260                                           PROXY
-------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING TO BE HELD AT 8:30 A.M., MOUNTAIN DAYLIGHT TIME, ON JUNE 21, 2001 AT THE COMPANY'S CORPORATE OFFICE.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" PROPOSALS ONE, TWO, THREE AND FOUR.

By signing the proxy, you revoke all prior proxies and appoint William J. Pearse, J. Edward McEntire, David J. Workman and Alan E. Kessock, or any of them, with full power of substitution, to vote your shares on the matters shown on the reverse side any other matters that may come before the Annual Meeting and all adjournments or postponements thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said proxy.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

SEE REVERSE SIDE FOR THE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.



      SEE REVERSE SIDE -- CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                              ------------------
                                                              COMPANY #
                                                              CONTROL #
                                                              ------------------












                               - PLEASE DETACH HERE  -



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS ONE, TWO, THREE AND FOUR.

1. Election of directors:     01 Alan E. Kessock     02 Robert W. Beale      / / Vote FOR            / / Vote WITHHELD
                                                                                 all nominees            from all nominees
                                                                                 (except as marked)
                                                                             ----------------------------------------------
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                             ----------------------------------------------
2. Amendment of Amended and Restated Certificate of Incorporation            / / For         / / Against       / / Abstain
   increasing the number of authorized shares:

3. Ratification of appointment of Ernst & Young LLP as independent auditors: / / For         / / Against       / / Abstain

4. Such other business as may properly come before the meeting or any        / / For         / / Against       / / Abstain
   postponement or adjournment thereof.

MARK HERE FOR ADDRESS   / /
CHANGE AND NOTE BELOW:
                                                                                 Date ______________________________, 2001

                                                                             ----------------------------------------------



                                                                             ----------------------------------------------
                                                                             Signature(s) in Box  (if there are co-owners
                                                                             both must sign) This proxy should be dated and
                                                                             signed by the stockholder or his attorney
                                                                             authorized in writing or in any other manner
                                                                             permitted by law. Joint owners should each sign.
                                                                             When signing as attorney, executor,
                                                                             administrator, trustee or guardian, please give
                                                                             full title as such. If a corporation, please
                                                                             sign in full corporate name by the president
                                                                             or authorized officer. If a partnership, please
                                                                             sign in partnership name by an authorized person.